Exhibit 99.1

First Financial Bancorp Announces First Quarter 2019 Results

Cincinnati, Ohio - April 25, 2019 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the first quarter 2019 and a quarterly dividend of $0.22 per share, payable on June 17, 2019 to shareholders of record as of June 3, 2019.

For the three months ended March 31, 2019, the Company reported net income of $45.8 million, or $0.47 per diluted common share. These results compare to net income of $55.0 million, or $0.56 per diluted common share, for the fourth quarter of 2018 and $30.5 million, or $0.49 per diluted common share, for the first quarter of 2018. Income before taxes was negatively impacted by a $10.0 million charge-off related to a $16.8 million franchise lending relationship, as well as recognition of $1.8 million of primarily merger-related costs, the combination reducing earnings per diluted common share by $0.09 on a net basis.

Return on average assets for the first quarter of 2019 was 1.33% while return on average tangible common equity was 15.95%. These compare to a return on average assets of 1.59% and return on average tangible common equity of 19.63% in the fourth quarter of 2018 and a return on average assets of 1.40% and a return on average tangible common equity of 17.18% in the first quarter of 2018.

First quarter 2019 highlights include:

•	After adjustments(1) for merger-related and nonrecurring items:

◦	Net income of $0.48 per diluted common share

◦	1.38% return on average assets

◦	16.45% return on average tangible common equity

•	Net interest margin of 4.10% on a fully tax-equivalent basis(1)

◦	11 basis point reduction from the linked quarter driven by lower loan fees and moderated purchase accounting impact

•	Noninterest expenses of $78.5 million, or $76.7 million as adjusted(1)

◦	Efficiency ratio of 52.9% for the first quarter; 51.7% as adjusted(1)

•	Stable loan balances

◦	8% linked quarter increase in loan origination activity offset by prepayments

◦	Average loan balances increased $11.0 million compared to the linked quarter

•	Modest average deposit growth as an increase in time deposits offset seasonal declines in public funds and business demand deposit accounts

•
Annualized net charge-offs increased to 64 basis points as a percentage of average loans for the quarter driven by the previously mentioned $10.0 million charge-off resulting in provision expense of $14.1 million

•	Continued capital expansion

◦	Total capital of 14.24%; Tier 1 common equity of 12.03%; Tangible common equity of 9.15%

◦	Tangible book value increased to $12.19
____________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Archie Brown, President and Chief Executive Officer, commented, “One year into operating as a combined company, we are encouraged that our core banking fundamentals and earnings power have met our initial expectations. We are disappointed that a single credit loss muted what would have otherwise been a very profitable first quarter. Aside from the $0.08 per share impact from the franchise loss, adjusted(1) earnings per share totaled $0.48 and our return on assets and average tangible common equity remained strong.”
Mr. Brown continued, “We remain optimistic about the sustainability of our overall performance. Our net interest margin was strong, despite expected declines in purchase accounting accretion and loan fee volatility. Loan origination activity increased to its highest level post-merger, but we continue to face prepayment headwinds that are muting the impact of new production. We are also pleased with modest deposit growth as higher time deposit balances offset expected seasonal declines in business DDA and public funds. Our efficiency ratio continues to reflect disciplined expense management and we will look to maximize fee income opportunities going forward."

Mr. Brown concluded, "The Board announced a quarterly dividend of $0.22, which equates to an attractive 3.7% yield. Our strong and growing capital ratios reflect the Company's high level performance and give us flexibility to evaluate additional capital deployment opportunities such as executing on our share repurchase plan or making strategic acquisitions that enhance fee income or strengthen our market position."
Full detail of the Company’s first quarter 2019 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, April 26, 2019 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10130234. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

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Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of March 31, 2019, the Company had $14.1 billion in assets, $8.8 billion in loans, $10.1 billion in deposits and $2.1 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.6 billion in assets under management as of March 31, 2019. The Company operated 159 banking centers as of March 31, 2019, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lauren Ponti-Zins
Chief Financial Officer                    Marketing Specialist
(513) 887-5400                        (513) 246-2137
InvestorRelations@bankatfirst.com            media@bankatfirst.com

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Selected Financial Information
March 31, 2019
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2019	2018	2018	2018	2018
RESULTS OF OPERATIONS
Net income	$45,839	$55,014	$50,657	$36,418	$30,506
Net earnings per share - basic	$0.47	$0.56	$0.52	$0.37	$0.49
Net earnings per share - diluted	$0.47	$0.56	$0.51	$0.37	$0.49
Dividends declared per share	$0.22	$0.20	$0.20	$0.19	$0.19

KEY FINANCIAL RATIOS
Return on average assets	1.33%	1.59%	1.45%	1.05%	1.40%
Return on average shareholders' equity	8.88%	10.68%	9.94%	7.36%	13.31%
Return on average tangible shareholders' equity	15.95%	19.63%	18.52%	13.75%	17.18%

Net interest margin	4.05%	4.16%	4.06%	4.10%	3.80%
Net interest margin (fully tax equivalent) (1)	4.10%	4.21%	4.12%	4.15%	3.84%

Ending shareholders' equity as a percent of ending assets	15.14%	14.86%	14.70%	14.46%	10.56%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	9.15%	8.79%	8.53%	8.30%	8.41%
Risk-weighted assets	11.61%	11.20%	10.77%	10.52%	10.09%

Average shareholders' equity as a percent of average assets	15.01%	14.84%	14.62%	14.33%	10.53%
Average tangible shareholders' equity as a percent of
average tangible assets	8.95%	8.66%	8.42%	8.16%	8.35%

Book value per share	$21.60	$21.23	$20.79	$20.56	$15.11
Tangible book value per share	$12.19	$11.72	$11.25	$11.01	$11.75

Common equity tier 1 ratio (2)	12.03%	11.87%	11.52%	11.15%	10.77%
Tier 1 ratio (2)	12.43%	12.28%	11.93%	11.55%	10.77%
Total capital ratio (2)	14.24%	14.10%	13.77%	13.36%	13.17%
Leverage ratio (2)	9.84%	9.71%	9.41%	9.06%	9.00%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$8,773,310	$8,766,302	$8,848,710	$8,933,400	$6,016,492
FDIC indemnification asset	—	—	—	—	1,502
Investment securities	3,355,732	3,204,758	3,168,044	3,157,339	2,042,781
Interest-bearing deposits with other banks	34,709	32,013	39,873	29,261	27,073
Total earning assets	$12,163,751	$12,003,073	$12,056,627	$12,120,000	$8,087,848
Total assets	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$8,830,176
Noninterest-bearing deposits	$2,457,587	$2,476,773	$2,388,976	$2,421,230	$1,570,572
Interest-bearing deposits	7,610,092	7,573,069	7,499,112	7,961,405	5,332,740
Total deposits	$10,067,679	$10,049,842	$9,888,088	$10,382,635	$6,903,312
Borrowings	$1,587,068	$1,509,642	$1,748,415	$1,408,024	$866,848
Shareholders' equity	$2,094,234	$2,042,884	$2,021,400	$2,000,093	$929,474

CREDIT QUALITY RATIOS
Allowance to ending loans	0.64%	0.64%	0.65%	0.61%	0.89%
Allowance to nonaccrual loans	95.40%	79.97%	136.22%	133.65%	179.57%
Allowance to nonperforming loans	68.94%	65.13%	92.08%	86.80%	120.24%
Nonperforming loans to total loans	0.93%	0.98%	0.71%	0.70%	0.74%
Nonperforming assets to ending loans, plus OREO	0.95%	1.00%	0.73%	0.72%	0.76%
Nonperforming assets to total assets	0.60%	0.63%	0.47%	0.46%	0.52%
Classified assets to total assets	1.01%	0.94%	1.00%	1.00%	0.98%
Net charge-offs to average loans (annualized)	0.64%	0.29%	(0.02)%	0.18%	0.13%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) March 31, 2019 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019	2018
	First	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$123,056	$126,580	$123,397	$122,290	$74,920	$447,187
Investment securities
Taxable	24,235	22,761	21,801	20,844	13,670	79,076
Tax-exempt	4,258	3,896	3,807	4,068	1,657	13,428
Total investment securities interest	28,493	26,657	25,608	24,912	15,327	92,504
Other earning assets	210	192	215	177	107	691
Total interest income	151,759	153,429	149,220	147,379	90,354	540,382

Interest expense
Deposits	19,243	17,198	14,672	14,794	10,298	56,962
Short-term borrowings	5,960	5,186	6,052	4,132	2,663	18,033
Long-term borrowings	5,041	5,086	5,011	4,474	1,581	16,152
Total interest expense	30,244	27,470	25,735	23,400	14,542	91,147
Net interest income	121,515	125,959	123,485	123,979	75,812	449,235
Provision for loan and lease losses	14,083	5,310	3,238	3,735	2,303	14,586
Net interest income after provision for loan and lease losses	107,432	120,649	120,247	120,244	73,509	434,649

Noninterest income
Service charges on deposit accounts	8,903	10,185	10,316	9,568	5,039	35,108
Trust and wealth management fees	4,070	3,703	3,728	3,697	3,954	15,082
Bankcard income	5,586	6,247	5,261	5,343	3,394	20,245
Client derivative fees	1,704	1,433	3,029	1,463	1,757	7,682
Net gains from sales of loans	1,890	1,428	1,739	2,316	588	6,071
Net gains on sale of investment securities	(178)	36	(167)	(30)	0	(161)
Other	4,852	6,472	4,778	5,899	2,206	19,355
Total noninterest income	26,827	29,504	28,684	28,256	16,938	103,382

Noninterest expenses
Salaries and employee benefits	47,912	51,505	50,852	55,531	31,102	188,990
Net occupancy	6,630	6,322	6,765	6,631	4,497	24,215
Furniture and equipment	3,416	3,498	4,072	5,298	2,040	14,908
Data processing	5,127	5,599	4,502	14,304	3,672	28,077
Marketing	1,606	1,651	2,502	2,644	801	7,598
Communication	728	805	785	1,118	459	3,167
Professional services	2,252	1,794	2,621	5,659	2,198	12,272
State intangible tax	1,310	1,086	1,223	1,078	765	4,152
FDIC assessments	950	1,018	734	1,323	894	3,969
Loss (gain) - other real estate owned	70	41	538	(283)	77	373
Intangible amortization	2,045	2,229	2,486	2,364	280	7,359
Other	6,453	7,804	8,335	7,088	5,503	28,730
Total noninterest expenses	78,499	83,352	85,415	102,755	52,288	323,810
Income before income taxes	55,760	66,801	63,516	45,745	38,159	214,221
Income tax expense (benefit)	9,921	11,787	12,859	9,327	7,653	41,626
Net income	$45,839	$55,014	$50,657	$36,418	$30,506	$172,595

ADDITIONAL DATA
Net earnings per share - basic	$0.47	$0.56	$0.52	$0.37	$0.49	$1.95
Net earnings per share - diluted	$0.47	$0.56	$0.51	$0.37	$0.49	$1.93
Dividends declared per share	$0.22	$0.20	$0.20	$0.19	$0.19	$0.78

Return on average assets	1.33%	1.59%	1.45%	1.05%	1.40%	1.37%
Return on average shareholders' equity	8.88%	10.68%	9.94%	7.36%	13.31%	9.85%

Interest income	$151,759	$153,429	$149,220	$147,379	$90,354	$540,382
Tax equivalent adjustment	1,523	1,442	1,567	1,420	718	5,147
Interest income - tax equivalent	153,282	154,871	150,787	148,799	91,072	545,529
Interest expense	30,244	27,470	25,735	23,400	14,542	91,147
Net interest income - tax equivalent	$123,038	$127,401	$125,052	$125,399	$76,530	$454,382

Net interest margin	4.05%	4.16%	4.06%	4.10%	3.80%	4.05%
Net interest margin (fully tax equivalent) (1)	4.10%	4.21%	4.12%	4.15%	3.84%	4.10%

Full-time equivalent employees	2,087	2,073	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	% Change	% Change
	2019	2018	2018	2018	2018	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$169,004	$236,221	$193,288	$216,667	$116,581	(28.5)%	45.0%
Interest-bearing deposits with other banks	50,224	37,738	28,989	37,915	10,200	33.1%	392.4%
Investment securities available-for-sale	3,113,811	2,779,255	2,626,726	2,654,909	1,359,381	12.0%	129.1%
Investment securities held-to-maturity	158,305	429,328	434,369	443,957	633,722	(63.1)%	(75.0)%
Other investments	115,731	115,660	115,757	95,004	53,070	0.1%	118.1%
Loans held for sale	8,217	4,372	13,277	15,821	8,048	87.9%	2.1%
Loans and leases
Commercial and industrial	2,543,427	2,514,661	2,426,590	2,440,596	1,943,741	1.1%	30.9%
Lease financing	95,573	93,415	95,317	96,198	81,617	2.3%	17.1%
Construction real estate	458,113	548,935	565,077	555,468	494,665	(16.5)%	(7.4)%
Commercial real estate	3,802,179	3,754,681	3,868,143	3,888,993	2,544,051	1.3%	49.5%
Residential real estate	975,120	955,646	932,962	918,904	468,584	2.0%	108.1%
Home equity	797,118	817,282	816,133	835,031	483,643	(2.5)%	64.8%
Installment	90,689	93,212	97,413	100,726	39,248	(2.7)%	131.1%
Credit card	46,982	46,382	45,741	48,665	46,472	1.3%	1.1%
Total loans	8,809,201	8,824,214	8,847,376	8,884,581	6,102,021	(0.2)%	44.4%
Less:
Allowance for loan and lease losses	56,722	56,542	57,715	54,076	54,380	0.3%	4.3%
Net loans	8,752,479	8,767,672	8,789,661	8,830,505	6,047,641	(0.2)%	44.7%
Premises and equipment	210,676	215,652	219,940	223,950	127,046	(2.3)%	65.8%
Goodwill	879,727	880,251	881,033	883,025	204,083	(0.1)%	331.1%
Other intangibles	38,571	40,805	43,356	42,891	3,506	(5.5)%	N/M
Accrued interest and other assets	577,518	479,706	496,271	475,523	335,151	20.4%	72.3%
Total Assets	$14,074,263	$13,986,660	$13,842,667	$13,920,167	$8,898,429	0.6%	58.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,235,036	$2,307,071	$2,284,271	$2,440,088	$1,442,399	(3.1)%	55.0%
Savings	3,100,894	3,167,325	3,134,944	3,087,683	2,450,196	(2.1)%	26.6%
Time	2,309,810	2,173,564	1,957,574	2,104,044	1,545,273	6.3%	49.5%
Total interest-bearing deposits	7,645,740	7,647,960	7,376,789	7,631,815	5,437,868	0.0%	40.6%
Noninterest-bearing	2,488,157	2,492,434	2,375,845	2,471,932	1,572,636	(0.2)%	58.2%
Total deposits	10,133,897	10,140,394	9,752,634	10,103,747	7,010,504	(0.1)%	44.6%
Federal funds purchased and securities sold
under agreements to repurchase	95,015	183,591	123,452	88,070	56,732	(48.2)%	67.5%
FHLB short-term borrowings	952,400	857,100	1,170,800	1,100,233	601,600	11.1%	58.3%
Total short-term borrowings	1,047,415	1,040,691	1,294,252	1,188,303	658,332	0.6%	59.1%
Long-term debt	546,423	570,739	570,037	469,423	169,695	(4.3)%	222.0%
Total borrowed funds	1,593,838	1,611,430	1,864,289	1,657,726	828,027	(1.1)%	92.5%
Accrued interest and other liabilities	216,109	156,587	190,224	145,757	119,913	38.0%	80.2%
Total Liabilities	11,943,844	11,908,411	11,807,147	11,907,230	7,958,444	0.3%	50.1%

SHAREHOLDERS' EQUITY
Common stock	1,622,554	1,633,256	1,633,828	1,632,572	571,457	(0.7)%	183.9%
Retained earnings	626,408	600,014	564,545	533,319	515,649	4.4%	21.5%
Accumulated other comprehensive loss	(19,635)	(44,408)	(52,897)	(43,008)	(34,834)	(55.8)%	(43.6)%
Treasury stock, at cost	(98,908)	(110,613)	(109,956)	(109,946)	(112,287)	(10.6)%	(11.9)%
Total Shareholders' Equity	2,130,419	2,078,249	2,035,520	2,012,937	939,985	2.5%	126.6%
Total Liabilities and Shareholders' Equity	$14,074,263	$13,986,660	$13,842,667	$13,920,167	$8,898,429	0.6%	58.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2019	2018	2018	2018	2018
ASSETS
Cash and due from banks	$181,695	$213,927	$199,843	$224,824	$116,095
Federal funds sold	0	0	0	786	0
Interest-bearing deposits with other banks	34,709	32,013	39,873	28,475	27,073
Investment securities	3,355,732	3,204,758	3,168,044	3,157,339	2,042,781
Loans held for sale	6,392	10,411	15,270	14,462	9,171
Loans and leases
Commercial and industrial	2,509,274	2,402,296	2,392,229	2,421,244	1,897,726
Lease financing	91,043	94,111	94,030	94,431	86,755
Construction real estate	496,153	567,086	570,125	577,883	483,930
Commercial real estate	3,762,314	3,793,376	3,887,748	3,923,784	2,495,604
Residential real estate	961,584	941,047	918,361	929,667	468,855
Home equity	807,768	813,779	822,834	825,236	487,073
Installment	91,270	95,779	99,907	99,896	40,409
Credit card	47,512	48,417	48,206	46,797	46,969
Total loans	8,766,918	8,755,891	8,833,440	8,918,938	6,007,321
Less:
Allowance for loan and lease losses	57,088	58,216	55,877	55,318	55,016
Net loans	8,709,830	8,697,675	8,777,563	8,863,620	5,952,305
Premises and equipment	213,208	218,430	222,718	230,475	126,016
Goodwill	878,541	878,669	882,917	883,179	204,083
Other intangibles	39,900	42,305	43,830	44,383	3,674
Accrued interest and other assets	532,544	470,770	472,617	508,817	348,978
Total Assets	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$8,830,176

LIABILITIES
Deposits
Interest-bearing demand	$2,269,948	$2,342,528	$2,334,305	$2,573,150	$1,415,603
Savings	3,115,557	3,156,789	3,149,871	3,196,059	2,450,697
Time	2,224,587	2,073,752	2,014,936	2,192,196	1,466,440
Total interest-bearing deposits	7,610,092	7,573,069	7,499,112	7,961,405	5,332,740
Noninterest-bearing	2,457,587	2,476,773	2,388,976	2,421,230	1,570,572
Total deposits	10,067,679	10,049,842	9,888,088	10,382,635	6,903,312
Federal funds purchased and securities sold
under agreements to repurchase	103,147	65,805	112,308	97,708	72,865
FHLB short-term borrowings	913,974	873,533	1,076,106	818,909	667,641
Total short-term borrowings	1,017,121	939,338	1,188,414	916,617	740,506
Long-term debt	569,947	570,304	560,001	491,407	126,342
Total borrowed funds	1,587,068	1,509,642	1,748,415	1,408,024	866,848
Accrued interest and other liabilities	203,570	166,590	164,772	165,608	130,542
Total Liabilities	11,858,317	11,726,074	11,801,275	11,956,267	7,900,702

SHAREHOLDERS' EQUITY
Common stock	1,625,228	1,632,361	1,633,129	1,632,569	572,915
Retained earnings	610,737	576,145	542,835	517,548	503,140
Accumulated other comprehensive loss	(39,796)	(55,161)	(44,505)	(39,117)	(33,285)
Treasury stock, at cost	(101,935)	(110,461)	(110,059)	(110,907)	(113,296)
Total Shareholders' Equity	2,094,234	2,042,884	2,021,400	2,000,093	929,474
Total Liabilities and Shareholders' Equity	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$8,830,176

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	March 31, 2019		December 31, 2018		March 31, 2018		Linked Qtr. Income Variance			Comparable Qtr. Income Variance
	Balance	Yield	Balance	Yield	Balance	Yield	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investments:
Investment securities	$3,355,732	3.44%	$3,204,758	3.30%	$2,042,781	3.04%	$1,159	$677	$1,836	$2,018	$11,148	$13,166
Interest-bearing deposits with other banks	34,709	2.45%	32,013	2.38%	27,073	1.60%	6	12	18	57	46	103
Gross loans (1)	8,773,310	5.69%	8,766,302	5.73%	6,017,994	5.05%	(890)	(2,634)	(3,524)	9,489	38,647	48,136
Total earning assets	12,163,751	5.06%	12,003,073	5.07%	8,087,848	4.53%	275	(1,945)	(1,670)	11,564	49,841	61,405

Nonearning assets
Allowance for loan and lease losses	(57,088)		(58,216)		(55,016)
Cash and due from banks	181,695		213,927		116,095
Accrued interest and other assets	1,664,193		1,610,174		681,249
Total assets	$13,952,551		$13,768,958		$8,830,176

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,269,948	0.50%	$2,342,528	0.48%	$1,415,603	0.37%
Savings	3,115,557	0.76%	3,156,789	0.66%	2,450,697	0.64%
Time	2,224,587	1.94%	2,073,752	1.75%	1,466,440	1.41%
Total interest-bearing deposits	7,610,092	1.03%	7,573,069	0.90%	5,332,740	0.78%	$2,377	$(332)	$2,045	$3,186	$5,759	$8,945
Borrowed funds
Short-term borrowings	1,017,121	2.38%	939,338	2.19%	740,506	1.46%	441	333	774	1,676	1,621	3,297
Long-term debt	569,947	3.59%	570,304	3.54%	126,342	5.07%	70	(115)	(45)	(464)	3,924	3,460
Total borrowed funds	1,587,068	2.81%	1,509,642	2.70%	866,848	1.99%	511	218	729	1,212	5,545	6,757
Total interest-bearing liabilities	9,197,160	1.33%	9,082,711	1.20%	6,199,588	0.95%	2,888	(114)	2,774	4,398	11,304	15,702

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,457,587		2,476,773		1,570,572
Other liabilities	203,570		166,590		130,542
Shareholders' equity	2,094,234		2,042,884		929,474
Total liabilities & shareholders' equity	$13,952,551		$13,768,958		$8,830,176

Net interest income	$121,515		$125,959		$75,812		$(2,613)	$(1,831)	$(4,444)	$7,166	$38,537	$45,703
Net interest spread		3.73%		3.87%		3.58%
Net interest margin		4.05%		4.16%		3.80%

Tax equivalent adjustment		0.05%		0.05%		0.04%
Net interest margin (fully tax equivalent)		4.10%		4.21%		3.84%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2019	2018	2018	2018	2018
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$56,542	$57,715	$54,076	$54,380	$54,021
Provision for loan and lease losses	14,083	5,310	3,238	3,735	2,303
Gross charge-offs
Commercial and industrial	12,328	6,060	232	4,356	885
Lease financing	100	0	0	0	0
Construction real estate	0	0	0	0	0
Commercial real estate	1,214	1,679	902	78	2,176
Residential real estate	82	80	145	101	96
Home equity	468	747	351	385	242
Installment	49	158	43	218	16
Credit card	341	392	390	684	254
Total gross charge-offs	14,582	9,116	2,063	5,822	3,669
Recoveries
Commercial and industrial	240	485	627	518	436
Lease financing	0	0	0	1	0
Construction real estate	63	0	146	0	0
Commercial real estate	73	1,681	786	887	752
Residential real estate	36	44	71	70	26
Home equity	185	274	419	187	429
Installment	48	94	351	82	48
Credit card	34	55	64	38	34
Total recoveries	679	2,633	2,464	1,783	1,725
Total net charge-offs	13,903	6,483	(401)	4,039	1,944
Ending allowance for loan and lease losses	$56,722	$56,542	$57,715	$54,076	$54,380

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	1.95%	0.92%	(0.07)%	0.64%	0.10%
Lease financing	0.45%	0.00%	0.00%	0.00%	0.00%
Construction real estate	(0.05)%	0.00%	(0.10)%	0.00%	0.00%
Commercial real estate	0.12%	0.00%	0.01%	(0.08)%	0.23%
Residential real estate	0.02%	0.02%	0.03%	0.01%	0.06%
Home equity	0.14%	0.23%	(0.03)%	0.10%	(0.16)%
Installment	0.00%	0.27%	(1.22)%	0.55%	(0.32)%
Credit card	2.62%	2.76%	2.68%	5.54%	1.90%
Total net charge-offs	0.64%	0.29%	(0.02)%	0.18%	0.13%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$19,263	$30,925	$4,310	$3,448	$6,275
Lease financing	301	22	0	0	0
Construction real estate	7	9	10	24	26
Commercial real estate	21,082	20,500	20,338	21,593	16,878
Residential real estate	13,052	13,495	11,365	9,278	3,324
Home equity	5,581	5,580	6,018	5,820	3,484
Installment	170	169	327	299	296
Nonaccrual loans	59,456	70,700	42,368	40,462	30,283
Accruing troubled debt restructurings (TDRs)	22,817	16,109	20,313	21,839	14,943
Total nonperforming loans	82,273	86,809	62,681	62,301	45,226
Other real estate owned (OREO)	1,665	1,401	1,918	1,853	1,065
Total nonperforming assets	83,938	88,210	64,599	64,154	46,291
Accruing loans past due 90 days or more	178	63	144	327	529
Total underperforming assets	$84,116	$88,273	$64,743	$64,481	$46,820
Total classified assets	$142,014	$131,668	$138,868	$139,317	$87,577

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	95.40%	79.97%	136.22%	133.65%	179.57%
Nonperforming loans	68.94%	65.13%	92.08%	86.80%	120.24%
Total ending loans	0.64%	0.64%	0.65%	0.61%	0.89%
Nonperforming loans to total loans	0.93%	0.98%	0.71%	0.70%	0.74%
Nonperforming assets to
Ending loans, plus OREO	0.95%	1.00%	0.73%	0.72%	0.76%
Total assets	0.60%	0.63%	0.47%	0.46%	0.52%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.69%	0.82%	0.50%	0.48%	0.51%
Total assets	0.43%	0.52%	0.32%	0.30%	0.35%
Classified assets to total assets	1.01%	0.94%	1.00%	1.00%	0.98%

(1) Nonaccrual loans include nonaccrual TDRs of $13.1 million, $22.4 million, $4.7 million, $5.9 million, and $6.0 million, as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, and March 31, 2018, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
	2019	2018	2018	2018	2018
PER COMMON SHARE
Market Price
High	$28.56	$29.58	$32.35	$33.55	$29.35
Low	$23.02	$22.40	$29.40	$28.10	$26.40
Close	$24.06	$23.72	$29.70	$30.65	$29.35

Average shares outstanding - basic	97,926,088	97,424,839	97,411,201	97,347,533	61,654,686
Average shares outstanding - diluted	98,436,311	98,468,237	98,484,228	98,432,072	62,180,744
Ending shares outstanding	98,613,872	97,894,286	97,914,526	97,904,897	62,213,823

Total shareholders' equity	$2,130,419	$2,078,249	$2,035,520	$2,012,937	$939,985

REGULATORY CAPITAL	Preliminary
Common equity tier 1 capital	$1,246,004	$1,215,613	$1,177,630	$1,142,718	$779,491
Common equity tier 1 capital ratio	12.03%	11.87%	11.52%	11.15%	10.77%
Tier 1 capital	$1,287,757	$1,257,366	$1,219,383	$1,184,471	$779,595
Tier 1 ratio	12.43%	12.28%	11.93%	11.55%	10.77%
Total capital	$1,474,723	$1,444,146	$1,407,252	$1,369,231	$953,243
Total capital ratio	14.24%	14.10%	13.77%	13.36%	13.17%
Total capital in excess of minimum
requirement	$387,048	$432,832	$397,783	$356,930	$238,221
Total risk-weighted assets	$10,358,805	$10,241,159	$10,222,466	$10,251,147	$7,240,731
Leverage ratio	9.84%	9.71%	9.41%	9.06%	9.00%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	15.14%	14.86%	14.70%	14.46%	10.56%
Ending tangible shareholders' equity to ending tangible assets	9.15%	8.79%	8.53%	8.30%	8.41%
Average shareholders' equity to average assets	15.01%	14.84%	14.62%	14.33%	10.53%
Average tangible shareholders' equity to average tangible assets	8.95%	8.66%	8.42%	8.16%	8.35%